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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934



Date of Report (Date of earliest event reported)        March 24, 1999
                                                 -------------------------------

                            STAR Telecommunications, Inc.
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                (Exact name of registrant as specified in its charter)



        Delaware                   000-22581                    77-0362681
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      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
     of incorporation)



       223 E. De La Guerra, Santa Barbara, California             93101
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          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code      (805) 899-1962
                                                   -----------------------------


                                    Not Applicable
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            (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) Pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 19, 1997, as amended on January 30, 1998, April 6, 1998 and October 13, 1998 (the "Merger Agreement"), by and among STAR Telecommunications, Inc., a Delaware corporation ("STAR" or the "Company"), IIWII Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition") and United Digital Network, Inc., a Delaware corporation ("UDN"), effective March 24, 1999 (the "Effective Date"), STAR acquired all of the outstanding shares of the capital stock of UDN (the "UDN Shares") in exchange for shares of the Company's Common Stock, $0.001 par value per share (the "STAR Common Stock"). On the Effective Date, a Certificate of Merger was filed with the Secretary of State of the State of Delaware, pursuant to which Acquisition was merged with and into UDN (the "Merger"), in accordance with the terms of the Merger Agreement and with the Delaware General Corporation Law, and UDN became a wholly-owned subsidiary of STAR.

                On the closing of the Merger, the shareholders of UDN received an aggregate of approximately 1.01 million shares of STAR Common Stock, resulting in an effective exchange ratio of 0.146428 shares of STAR Common Stock for each UDN Share. On the Effective Date, STAR assumed all outstanding options and warrants to acquire UDN Common Stock.

                On March 25, 1999, the first full trading date following the Effective Date, the closing sales price of the STAR Common Stock on the NASDAQ Stock Market was $10.50. As such, the aggregate purchase price paid by STAR for UDN was approximately $10.6 million. On the Effective Date, UDN owed STAR $4.5 million, plus interest pursuant to a series of loans made by STAR to UDN prior to such time. The purchase price was arrived at through arms-length negotiations between the Company and UDN. Prior to the closing, John R. Snedegar, an officer and director of UDN, was an affiliate of the Company.

                                          2.
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          (b)   Prior to the Closing, UDN was in the business of providing international long distance services to retail customers and telecommunications carriers. Pursuant to the Merger, UDN became a direct wholly-owned subsidiary of the Company. It is the present intention of the Company that UDN will continue to engage in such business.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of UDN called for by Rule 3.05 of Regulation S-X under the Securities Exchange Act of 1934, as amended, have been previously filed by the Company with the Securities and Exchange Commission (the "Commission") and can be found in the Company's Registration Statement on Form S-4 dated February 11, 1999 (the "Registration Statement"). Such financial statements, which can be found at pages F-57 through F-87 of the Registration Statement, are hereby incorporated by reference into this Current Report on Form 8-K.

          (b)   PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required pursuant to Article 11 of Regulation S-X have been previously filed by the Company with the Commission. Such pro forma financial information can be found at pages 68 through 79 of the Registration Statement and are hereby incorporated by reference into this Current Report on Form 8-K.

          (c)   EXHIBITS.

                10.47 Agreement and Plan of Merger dated as of November 19, 1997 by and among the Company, Acquisition and UDN, as amended on January 30, 1998, April 6, 1998 and October 13, 1998 (1)


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           (1)  Previously filed as Annex A to the Registration Statement and incorporated herein by reference.


                                          3.
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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Date:  April 6, 1999


                              STAR TELECOMMUNICATIONS, INC.



                              By:  /s/ Kelly D. Enos
                                   ---------------------------------------------
                                   Kelly D. Enos
                                   Chief Financial Officer



                                          4.
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                                    EXHIBIT INDEX

 Exhibit                                                               Page
 Number    Description                                                 Number
 -------   -----------                                                 ------
 10.47     Agreement and Plan of Merger dated as of November 19, 1997 by and among the Company, Acquisition and UDN, as amended
           on January 30, 1998, April 6, 1998 and October 13, 1998 (1)






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           (1)  Previously filed as Annex A to the Registration Statement and incorporated herein by reference.

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